UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 19, 2012

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of Registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

45 Fitzwilliam Square, Dublin 2, Ireland

(Address of principal executive offices, including zip code)

011-353-1-634-4183

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Jazz Pharmaceuticals plc (the “Company”) is filing this Current Report on Form 8-K to provide copies of the legal opinions of A&L Goodbody, Dublin, Ireland, relating to the legality of the Company’s ordinary shares, nominal value $0.0001 per share, to be offered and sold pursuant the Company’s Registration Statement on Form S-3 (File No. 333-179080) and the related prospectus supplements, each dated January 19, 2012, and filed with the U.S. Securities and Exchange Commission pursuant to Rule 424 under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

5.1	Opinion of A&L Goodbody.

5.2	Opinion of A&L Goodbody.

23.1	Consent of A&L Goodbody (included in Exhibit 5.1).

23.2	Consent of A&L Goodbody (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PLC

By:	/s/ Bruce C. Cozadd
Name: Bruce C. Cozadd
Title: Chairman and Chief Executive Officer

Date: January 18, 2012

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of A&L Goodbody.

5.2	Opinion of A&L Goodbody.

23.1	Consent of A&L Goodbody (included in Exhibit 5.1).

23.2	Consent of A&L Goodbody (included in Exhibit 5.2).